UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2026

VIVOSIM LABS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-35996

Delaware	27-1488943
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

11555 Sorrento Valley Road, Suite 100

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 224-1000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)
Common Stock, $0.001 par value	VIVS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations.

On July 30, 2026, the Board of Directors of VivoSim Labs, Inc. (the “Company”) set September 30, 2026 (the “Meeting Date”) as the date of the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) and August 13, 2026 as the record date for determining the stockholders of the Company entitled to receive notice of, and to vote at, the Annual Meeting (the “Record Date”).

Because the Meeting Date has advanced by more than 30 days prior to the one-year anniversary of December 16, 2025, the date of the Company’s 2025 Annual Meeting of Stockholders, as set forth in the Company’s Amended and Restated Bylaws (the “Bylaws”), the Company is providing the due date for submission of any qualified stockholder proposals or qualified stockholder nominations for the Annual Meeting.

Stockholder proposals not intended to be included in the proxy materials for the Annual Meeting, as well as stockholder nominations for election of directors at the Annual Meeting, must each comply with the advance notice provisions set forth in the Bylaws. For stockholder proposals or director nominations to be considered properly brought before the Annual Meeting, written notice must be received by the Company’s corporate secretary by August 9, 2026, which is the 10th day following the day on which the Public Announcement (as defined in the Bylaws) of the date of the Annual Meeting is first made. If the Company does not receive notice by the foregoing date, then such notice will be considered untimely.

In addition to timing requirements, the advance notice provisions of the Bylaws contain informational requirements that also must be met. A copy of the Bylaws may be obtained by writing to the Company at the Company’s principal place of business.

Stockholder proposals must comply with the requirements of all applicable laws, including, if applicable, Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in the Company’s proxy materials. The August 9, 2026 deadline will also apply in determining whether a stockholder proposal is submitted timely under Rule 14a-8.

All proposals by stockholders, all notices of nominations or other general business and all written requests for a copy of the Bylaws should be sent to:

VivoSim Labs, Inc.

11555 Sorrento Valley Rd., Suite 100

San Diego, CA 92121

Attn: Corporate Secretary

Item 8.01. Other Events.

On July 30, 2026, the Company announced that the Annual Meeting will be held on September 30, 2026 and that the Record Date will be August 13, 2026.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VivoSim Labs, Inc.

Date: July 30, 2026	By:	/s/ Norman Staskey
Name: Norman Staskey
Title: Chief Financial Officer